UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  MAY 31, 2010

Semiannual Report to Shareholders

DWS Municipal Income Trust Ticker Symbol: KTF

Contents

4 Performance Summary

6 Portfolio Summary

8 Investment Portfolio

18 Statement of Assets and Liabilities

19 Statement of Operations

20 Statement of Cash Flows

21 Statement of Changes in Net Assets

22 Financial Highlights

24 Notes to Financial Statements

30 Other Information

31 Shareholder Meeting Results

32 Dividend Reinvestment Plan

34 Additional Information

35 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during the 3-year, 5-year and 10-year periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/10
DWS Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	6.86%	17.12%	8.07%	6.06%	8.15%
Based on Market Price(a)	12.13%	28.91%	9.79%	6.23%	8.00%
Barclays Capital Municipal Bond Index(b)	3.60%	8.52%	5.30%	4.52%	5.90%
Lipper General Closed-End Municipal Debt Funds (Leveraged) Category(c)	7.95%	18.69%	3.10%	3.79%	6.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) The Lipper General Closed-End Municipal Debt Funds (Leveraged) Category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the General Closed-End Municipal Debt Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Net Asset Value and Market Price
	As of 5/31/10	As of 11/30/09
Net Asset Value	$ 12.32	$ 11.94
Market Price	$ 12.30	$ 11.36

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/10: Income Dividends (common shareholders)	$ .42
May Income Dividend (common shareholders)	$ .07
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/10+	6.82%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/10+	6.83%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/10+	10.49%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/10+	10.51%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.

Lipper Rankings — General Closed-End Municipal Debt Funds (Leveraged) Category as of 5/31/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	39	of	62	62
3-Year	1	of	60	2
5-Year	3	of	59	5
10-Year	5	of	42	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/10	11/30/09

Revenue Bonds	65%	67%
ETM/Prerefunded Bonds	14%	12%
General Obligation Bonds	13%	13%
Lease Obligations	8%	8%
	100%	100%
Quality	5/31/10	11/30/09

AAA	23%	23%
AA	22%	20%
A	37%	36%
BBB	15%	18%
Below B	—	1%
Not Rated	3%	2%
	100%	100%
Top Five State Allocations (As a % of Investment Portfolio)	5/31/10	11/30/09

California	15%	15%
New York	13%	12%
Florida	9%	9%
Texas	8%	8%
Tennessee	6%	7%

Asset allocation, quality and top five state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/10	11/30/09

Effective Maturity	7.5 years	8.6 years
Effective Duration	7.3 years	7.6 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as May 31, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 114.5%
Alabama 2.1%
Camden, AL, Industrial Development Board Revenue, Series B, AMT, Prerefunded, 6.375%, 12/1/2024	1,000,000	1,176,700
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (a)	8,560,000	8,678,984
		9,855,684
Arizona 2.0%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,105,770
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2037	1,050,000	948,528
5.5%, 12/1/2029	1,400,000	1,408,330
		9,462,628
California 21.4%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F-1, 5.125%, 4/1/2039	5,000,000	5,207,050
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	3,500,000	3,776,885
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034	3,180,000	3,735,355
California, San Gorgonio Memorial Health Care, Election of 2006, Series C, 7.2%, 8/1/2039	5,000,000	5,525,850
California, South Bayside Waste Management Authority, Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 6.25%, 9/1/2029	5,345,000	5,814,184
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series 2003-A-1, Prerefunded, 6.75%, 6/1/2039	11,730,000	13,627,093
California, State General Obligation:
5.125%, 4/1/2024	4,400,000	4,529,844
5.5%, 3/1/2040	1,370,000	1,408,415
6.0%, 4/1/2038	10,000,000	10,915,800
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	2,000,000	2,135,600
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,572,850
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/1/2034	6,640,000	6,998,693
California, State Public Works Board, Lease Revenue, Department of General Services, Capital East End, Series A, 5.25%, 12/1/2020 (a)	10,500,000	10,698,240
California, Statewide Communities Development Authority Revenue, American Baptist Homes of the West, 6.25%, 10/1/2039	1,250,000	1,254,250
Corona-Norco, CA, Unified School District, Election of 2006, Series A, 5.0%, 8/1/2031 (a)	5,130,000	5,260,148
Kern, CA, High School District, Election of 2004, Series B, 5.0%, 8/1/2030 (a)	13,270,000	13,623,380
Port Oakland, CA, Series A, AMT, 5.0%, 11/1/2027 (a)	5,850,000	5,594,004
		102,677,641
Colorado 2.3%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (a)	2,500,000	2,520,175
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	2,500,000	2,120,875
Colorado, Health Facilities Authority Revenue, Portercare Adventist Health System, Prerefunded, 6.5%, 11/15/2031	1,000,000	1,094,220
Colorado, Single Family Housing Revenue, Series B2, AMT, 7.25%, 10/1/2031	115,000	118,196
Denver, CO, Airport Revenue, Series A, AMT, 6.0%, 11/15/2014 (a)	5,000,000	5,102,850
		10,956,316
Florida 8.4%
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	10,000,000	10,233,900
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033 (a)	8,500,000	8,544,965
Series A-1, 5.375%, 10/1/2035	2,000,000	2,053,340
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series A, 5.75%, 4/1/2028	3,000,000	3,179,490
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (a)	1,665,000	1,688,859
6.0%, 7/1/2014 (a)	1,000,000	1,014,330
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.5%, 10/1/2028	5,290,000	5,519,533
5.75%, 10/1/2038	5,000,000	5,242,450
Orlando & Orange County, FL, Expressway Authority Revenue, Series A, 5.0%, 7/1/2040	2,975,000	3,026,795
		40,503,662
Georgia 7.2%
Atlanta, GA, Water & Wastewater Revenue, Series A, 6.25%, 11/1/2039	5,815,000	6,351,143
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series A, 5.5%, 2/15/2045	2,135,000	2,092,684
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2020	7,250,000	7,534,200
Series A, 5.5%, 9/15/2024	5,000,000	5,014,300
Series A, 5.5%, 9/15/2028	10,000,000	9,818,200
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038 (a)	3,300,000	3,673,032
		34,483,559
Hawaii 3.4%
Hawaii, Airport System Revenue, Series B, AMT, Prerefunded, 6.5%, 7/1/2013 (a)	8,800,000	8,929,800
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	4,200,000	4,231,290
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc.:
Series D, AMT, 6.15%, 1/1/2020 (a)	2,195,000	2,198,446
6.5%, 7/1/2039	1,000,000	1,093,170
		16,452,706
Idaho 0.5%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	2,135,000	2,366,007
Illinois 6.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (a)	10,000,000	10,126,900
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	2,500,000	2,575,175
Series D, 6.5%, 11/1/2038	1,000,000	1,115,890
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	3,000,000	2,817,210
Illinois, Finance Authority Revenue, Memorial Health Systems, 5.5%, 4/1/2039	4,200,000	4,223,016
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	5,750,000	5,993,512
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	3,000,000	3,145,110
		29,996,813
Indiana 1.5%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	1,745,000	1,906,221
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, Prerefunded, 5.5%, 11/1/2031	5,000,000	5,390,000
		7,296,221
Kentucky 3.2%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.5%, 10/1/2020	790,000	813,913
Series A, 6.5%, 10/1/2020	1,210,000	1,229,699
Series A, Prerefunded, 6.625%, 10/1/2028	3,135,000	3,231,244
Series A, 6.625%, 10/1/2028	865,000	877,508
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2042 (a)	4,000,000	4,368,800
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	5,000,000	4,930,600
		15,451,764
Louisiana 0.5%
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	2,315,000	2,218,071
Maine 0.0%
Maine, Hospital & Healthcare Revenue, Series D, 5.7%, 7/1/2013 (a)	195,000	195,784
Maryland 1.1%
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, Prerefunded, 6.75%, 7/1/2030	2,500,000	2,539,575
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	1,100,000	1,249,523
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.75%, 1/1/2033	1,500,000	1,509,990
		5,299,088
Massachusetts 2.6%
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, Series A, AMT, 5.875%, 9/1/2023 (a)	5,000,000	4,101,600
Massachusetts, Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2015 (a)	3,000,000	3,006,210
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project, 5.25%, 7/1/2038	1,885,000	1,673,088
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	3,570,000	3,667,675
		12,448,573
Michigan 2.5%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,085,000	1,085,076
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	2,495,000	2,506,851
Series I, 6.0%, 10/15/2038	1,000,000	1,092,760
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	5,000,000	5,043,400
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	1,800,000	2,155,212
		11,883,299
Minnesota 0.3%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	1,140,000	1,279,627
Mississippi 0.3%
Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 6.5%, 9/1/2032	1,525,000	1,597,147
Missouri 0.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital, 6.5%, 2/15/2021	365,000	365,274
Nevada 2.1%
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	10,000,000	10,046,500
New Jersey 5.7%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,090,000	1,080,146
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (a)	5,000,000	6,250,100
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, Series A, AMT, 6.875%, 11/1/2034 (a)	10,775,000	10,783,620
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,315,832
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,515,000	1,619,535
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series A, 6.0%, 12/15/2038	3,000,000	3,361,500
New Jersey, State Turnpike Authority Revenue, Series E, 5.25%, 1/1/2040	1,750,000	1,848,980
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	1,700,000	1,152,396
		27,412,109
New York 4.5%
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,693,815
New York, State Dormitory Authority Revenues, State Supported Debt, City University of New York, Series C, 0.28%*, 7/1/2031, Bank of America NA (b)	1,175,000	1,175,000
New York, State Energy Research & Development Authority, Pollution Control Revenue, New York State Electric & Gas Corp., Series C, 0.22%*, 6/1/2029, Wells Fargo Bank NA (b)	400,000	400,000
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	15,500,000	16,935,610
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014 (a)	1,180,000	1,385,934
		21,590,359
North Carolina 0.9%
North Carolina, Electric Revenue, Municipal Power Agency, Series C, 5.375%, 1/1/2017	1,000,000	1,069,870
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health Systems, Series D, 6.25%, 12/1/2033	3,000,000	3,338,580
		4,408,450
North Dakota 0.7%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, Prerefunded, 7.125%, 8/15/2024	3,400,000	3,482,620
Ohio 5.2%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	19,820,000	16,054,795
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health:
Series A, 5.5%, 1/1/2039	5,000,000	5,247,400
Series B, 5.5%, 1/1/2039	3,500,000	3,685,780
		24,987,975
Pennsylvania 0.9%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	1,700,000	1,749,708
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, Prerefunded, 6.0%, 1/15/2031	2,570,000	2,687,321
		4,437,029
Puerto Rico 4.2%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	3,200,000	3,323,264
Series A, 6.5%, 8/1/2044	15,000,000	16,992,300
		20,315,564
Rhode Island 0.4%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	2,000,000	2,186,360
South Carolina 2.3%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,510,275
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	5,420,000	6,374,252
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,115,800
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	790,000	824,341
		10,824,668
Tennessee 3.4%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.0%, 12/15/2021	2,000,000	1,964,020
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	4,000,000	4,054,040
Memphis-Shelby County, TN, Airport Revenue, Series D, AMT, 6.25%, 3/1/2017 (a)	565,000	570,650
Shelby County, TN, Health, Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care, Prerefunded, 6.5%, 9/1/2026	7,000,000	7,894,110
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	2,050,000	1,911,789
		16,394,609
Texas 11.0%
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	1,000,000	1,133,620
Harris County, TX, Houston Port Authority, Series A, AMT, 6.25%, 10/1/2029	3,000,000	3,302,400
Houston, TX, Airport Revenue, People Mover Project, Series A, AMT, 5.5%, 7/15/2017 (a)	3,300,000	3,305,082
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	3,500,000	3,688,545
Second Tier, Series F, 5.75%, 1/1/2038	6,500,000	6,808,685
Texas, Dallas/Fort Worth International Airport Revenue, Series A, AMT, 5.875%, 11/1/2016 (a)	6,500,000	6,783,660
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	2,000,000	2,006,960
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.722%**, 12/15/2017	10,000,000	8,625,000
Series B, 0.872%**, 12/15/2026	1,500,000	1,134,375
Series D, 6.25%, 12/15/2026	5,000,000	5,347,500
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	1,155,000	1,192,203
5.5%, 8/1/2025	7,250,000	7,346,352
West Harris County, TX, Regional Water Authority, Water Systems Revenue, 5.0%, 12/15/2035	1,995,000	2,019,120
		52,693,502
Virginia 0.3%
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	1,370,000	1,569,623
Washington 1.7%
Seattle, WA, Special Assessment Revenue:
Series B, AMT, 5.5%, 9/1/2011 (a)	1,085,000	1,098,562
Series B, AMT, 5.75%, 9/1/2013 (a)	1,045,000	1,057,540
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	6,000,000	6,109,440
		8,265,542
West Virginia 3.4%
West Virginia, Hospital Finance Authority Revenue, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	12,000,000	12,317,400
Prerefunded, 6.75%, 9/1/2030	4,000,000	4,105,800
		16,423,200
Wisconsin 2.1%
Badge, WI, Tobacco Asset Securitization Corp., 6.125%, 6/1/2027	2,310,000	2,465,555
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,992,560
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	1,555,000	1,693,753
		10,151,868
Total Municipal Bonds and Notes (Cost $505,937,637)		549,979,842

Municipal Inverse Floating Rate Notes (c) 55.5%
California 4.3%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (d)	10,000,000	10,371,152
Trust: California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-5, 144A, 13.354%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, State General Obligation, 5.0%, 6/1/2023 (a) (d)	10,000,000	10,501,200
Trust: California, State General Obligation, Series 1932, 144A, 9.03%, 6/1/2023, Leverage Factor at purchase date: 2 to 1
		20,872,352
Florida 7.1%
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023 (a) (d)	3,740,000	3,929,514
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024 (a) (d)	3,915,000	4,113,382
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025 (a) (d)	4,122,500	4,331,396
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026 (a) (d)	4,317,500	4,536,277
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032 (a) (d)	16,470,000	17,304,572
Trust: Miami-Dade County, FL, Transit Improvements, Series 2008-1160, 144A, 9.321%, 7/1/2023, Leverage Factor at purchase date: 2 to 1
		34,215,141
Massachusetts 5.2%
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2032 (d)	18,250,000	19,427,824
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2037 (d)	5,000,000	5,322,691
Trust: Massachusetts, State Pollution Control, Water Utility Improvements, Series 3159, 144A, 13.492%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
		24,750,515
Nevada 6.3%
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2028 (d)	9,447,355	9,880,615
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2029 (d)	9,919,723	10,374,646
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2030 (d)	9,627,878	10,069,417
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.493%, 6/1/2028, Leverage Factor at purchase date: 3 to 1
		30,324,678
New York 17.2%
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2026 (d)	13,500,000	14,783,917
Trust: New York, State Dormitory Authority Revenue, Series 2008-1189, 144A, 9.15%, 3/15/2026, Leverage Factor at purchase date: 2 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2026 (d)	10,000,000	10,843,655
Trust: New York, State Dormitory Authority Revenue, Series 3160, 144A, 13.494%, 3/15/2026, Leverage Factor at purchase date: 3 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2024 (d)	10,000,000	10,954,350
Trust: New York, State Dormitory Authority Revenue, Secondary Issues, Series 1955-3, 144A, 17.54%, 3/15/2024, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2025 (d)	5,425,000	5,750,415
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2027 (d)	8,080,000	8,564,674
Trust: New York, State Dormitory Authority Revenues, Series 3169, 144A, 13.491%, 7/1/2025, Leverage Factor at purchase date: 3 to 1
New York, Triborough Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2033 (d)	12,000,000	12,695,220
Trust: New York, Triborough Bridge & Tunnel Authority Revenues, Series 2008-1188, 144A, 9.15%, 11/15/2033, Leverage Factor at purchase date: 2 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (d)	17,560,000	19,065,419
Trust: New York City, NY, Series 2008-1190, 144A, 9.15%, 11/1/2027, Leverage Factor at purchase date: 2 to 1
		82,657,650
Pennsylvania 2.3%
Pennsylvania, State General Obligation, Second Series, 5.0%, 1/1/2025 (d)	10,000,000	10,795,000
Trust: Pennsylvania, State General Obligation, Public Transit Improvements, Series 2008- 1146, 144A, 9.15%, 1/1/2025, Leverage Factor at purchase date: 2 to 1
Tennessee 7.2%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (d)	10,756,695	11,730,582
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.535%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (d)	10,200,000	11,179,965
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.54%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (d)	10,564,925	11,462,367
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.548%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		34,372,914
Texas 2.3%
Texas, State General Obligation, Transportation Commission Mobility Fund, 5.0%, 4/1/2025 (d)	10,000,000	11,067,400
Trust: Texas, State General Obligation, Series 2008-1147, 144A, 9.15%, 4/1/2025, Leverage Factor at purchase date: 2 to 1
Virginia 3.6%
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2027 (d)	8,190,000	9,016,731
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2028 (d)	7,630,000	8,400,202
Trust: Virginia, State Resource Authority, Clean Water Revenue, Series 2917, 144A, 11.057%, 10/1/2027, Leverage Factor at purchase date: 2.5 to 1
		17,416,933
Total Municipal Inverse Floating Rate Notes (Cost $253,930,930)		266,472,583
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $759,868,567)+	170.0	816,452,425
Other Assets and Liabilities, Net	(28.6)	(137,442,412)
Preferred Shares, at Redemption Value	(41.4)	(198,750,000)
Net Assets Applicable to Common Shareholders	100.0	480,260,013

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2010.

** These securities are shown at their current rate as of May 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $753,630,360. At May 31, 2010, net unrealized appreciation for all securities based on tax cost was $62,822,065. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,731,575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,909,510.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	3.5
Assured Guaranty Corp.	2.1
Assured Guaranty Municipal Corp.	9.5
Financial Guaranty Insurance Co.	3.6
National Public Finance Guarantee Corp.	2.8

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to repay principal and pay interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to repay principal and pay interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (e)	$ —	$ 816,452,425	$ —	$ 816,452,425
Total	$ —	$ 816,452,425	$ —	$ 816,452,425

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010 (Unaudited)
Assets
Investments in securities, at value (cost $759,868,567)	$ 816,452,425
Cash	51,866
Receivable for investments sold	715,000
Interest receivable	12,897,493
Other assets	5,761
Total assets	830,122,545
Liabilities
Payable for floating rate notes issued	150,596,576
Distributions payable	14,769
Accrued management fee	305,667
Other accrued expenses and payables	195,520
Total liabilities	151,112,532
Remarketed preferred shares, at redemption value	198,750,000
Net assets applicable to common shareholders	$ 480,260,013
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	12,995,148
Net unrealized appreciation (depreciation) on investments	56,583,858
Accumulated net realized gain (loss)	(13,375,393)
Paid-in capital	424,056,400
Net assets applicable to common shareholders	$ 480,260,013
Net Asset Value
Net Asset Value per common share ($480,260,013 ÷ 38,990,166 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 12.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2010 (Unaudited)
Investment Income
Income: Interest	$ 21,623,320
Expenses: Management fee	1,844,564
Services to shareholders	49,262
Custodian fee	11,768
Professional fees	52,192
Trustees' fees and expenses	7,394
Reports to shareholders	41,580
Remarketing agent fee	247,702
Stock exchange listing fees	17,596
Interest expense and fees on floating rate notes	609,733
Other	54,798
Total expenses	2,936,589
Net investment income	18,686,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(469,394)
Change in net unrealized appreciation (depreciation) on investments	13,127,394
Net gain (loss)	12,658,000
Dividends on remarketed preferred shares	(249,949)
Net increase (decrease) in net assets resulting from operations	$ 31,094,782

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended May 31, 2010 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations (excluding dividends on remarketed preferred shares)	$ 31,344,731
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(89,172,749)
Net amortization/accretion of premium (discount)	(37,365)
Proceeds from sales and maturities of long-term investments	92,760,828
(Increase) decrease in interest receivable	60,197
(Increase) decrease in other assets	(5,761)
(Increase) decrease in receivable for investments sold	(715,000)
Increase (decrease) in payable for investments purchased — when-issued securities	(4,899,890)
Increase (decrease) in accrued expenses and payables	(239,450)
Change in net unrealized (appreciation) depreciation on investments	(13,127,394)
Net realized (gain) loss from investments	469,394
Cash provided (used) by operating activities	16,437,541
Cash Flows from Financing Activities
Distributions paid (net of reinvestment of distributions)	(16,402,864)
Cash provided (used) for financing activities	(16,402,864)
Increase (decrease) in cash	34,677
Cash at beginning of period	17,189
Cash at end of period	$ 51,866
Supplemental Disclosure of Non-Cash Financing Activities:
Interest expense and fees paid on floating rate notes	$ (609,733)
Reinvestment of distributions	207,454

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2010 (Unaudited)	Year Ended November 30, 2009
Operations: Net investment income	$ 18,686,731	$ 39,391,748
Net realized gain (loss)	(469,394)	(1,926,994)
Change in net unrealized appreciation (depreciation)	13,127,394	80,737,037
Dividends on remarketed preferred shares	(249,949)	(1,368,706)
Net increase (decrease) in net assets resulting from operations	31,094,782	116,833,085
Distributions to common shareholders from: Net investment income	(16,368,758)	(30,488,761)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	207,454	—
Net increase (decrease) in net assets from Fund share transactions	207,454	—
Increase (decrease) in net assets	14,933,478	86,344,324
Net assets at beginning of period	465,326,535	378,982,211
Net assets at end of period (including undistributed net investment income of $12,995,148 and $10,927,124, respectively)	$ 480,260,013	$ 465,326,535
Other Information
Common shares outstanding at beginning of period	38,973,231	38,973,231
Shares issued to common shareholders in reinvestment of distributions	16,935	—
Common shares outstanding at end of period	38,990,166	38,973,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 9.72	$ 11.79	$ 12.17	$ 12.14	$ 12.42
Income (loss) from investment operations: Net investment income[b]	.48	1.01	.91	.85	.86	.87
Net realized and unrealized gain (loss)	.33	2.03	(2.15)	(.38)	.03	(.17)
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.01)	(.04)	(.24)	(.27)	(.24)	(.17)
Total from investment operations	.80	3.00	(1.48)	.20	.65	.53
Less distributions from: Net investment income	(.42)	(.78)	(.59)	(.58)	(.62)	(.81)
Reimbursement by Advisor	—	—	—	.00***	—	—
Net asset value, end of period	$ 12.32	$ 11.94	$ 9.72	$ 11.79	$ 12.17	$ 12.14
Market value, end of period	$ 12.30	$ 11.36	$ 8.26	$ 10.43	$ 10.98	$ 12.40
Total Return
Based on net asset value (%)[d]	6.86**	32.65	(12.55)[c]	2.04[c,e]	5.88[c]	4.45
Based on market value (%)[d]	12.13**	48.52	(16.00)	.06	(6.47)	10.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	480	465	379	459	474	472
Ratio of expenses before fee reductions (%) (based on net assets of common shares, including interest expense)[f,g]	1.24*	1.49	2.04	1.39	1.10	1.10
Ratio of expenses after fee reductions (%) (based on net assets of common shares, including interest expense)[f,h]	1.24*	1.49	2.03	1.38	1.09	1.10
Ratio of expenses after fee reductions (%) (based on net assets of common shares, excluding interest expense)[i]	.98*	1.14	1.15	1.10	1.09	1.10
Years Ended November 30, (continued)	2010[a]	2009	2008	2007	2006	2005
Ratio of net investment income (%) (based on net assets of common shares)	7.91*	9.17	8.08	7.19	7.13	7.00
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	5.57*	5.83	5.04	4.57	4.55	4.52
Portfolio turnover rate (%)	11**	61	119	57	33	16
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	199	199	265	265	265	265
Asset coverage per share ($)[j]	17,082	16,706	12,151	13,667	13,949	13,912
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000

[a] For the six months ended May 31, 2010 (Unaudited).

[b] Based on average common shares outstanding during the period.

[c] Total return would have been lower had certain fees not been reduced.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[e] Includes a non-recurring reimbursement of $175,116 from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.04% lower.

[f] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[g] The ratio of expenses before fee reductions (based on net assets of common and remarketed preferred shares, including interest expense) were .88%*, .95%, 1.28%, .88%, .71% and .71% for the periods ended May 31, 2010, November 30, 2009, 2008, 2007, 2006 and 2005, respectively.

[h] The ratio of expenses after fee reductions (based on net assets of common and remarketed preferred shares, including interest expense) were .88%*, .95%, 1.27%, .88%, .70% and .71% for the periods ended May 31, 2010, November 30, 2009, 2008, 2007, 2006 and 2005, respectively.

[i] The ratio of expenses after fee reductions (based on net assets of common and remarketed preferred shares, excluding interest expense) were .69%*, .72%, .72%, .70%, .70% and .71% for the periods ended May 31, 2010, November 30, 2009, 2008, 2007, 2006, and 2005, respectively.

j Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a one or more broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; and the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended May 31, 2010 was approximately $150,597,000, with a weighted average interest rate of 0.81%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At November 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $12,469,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2011 ($1,323,000), November 30, 2014 ($912,000), November 30, 2016 ($7,370,000) and November 30, 2017 ($2,864,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through November 30, 2009, the Fund incurred approximately $1,085,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 8,100 Series A, 8,025 Series B, 8,100 Series C, 8,025 Series D and 7,500 Series E remarketed preferred shares ("Remarketed Preferred Shares"), each at a liquidation value of $5,000 per share. The Remarketed Preferred Shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series of Remarketed Preferred Shares is set through a remarketing process, and the dividends are generally paid every seven days. The remarketing agent receives an annualized fee from the Fund of 0.25% times the liquidation value of the Fund's Remarketed Preferred Shares (remarketing agent fee) and is responsible for the payment of any commissions to broker-dealers participating in the remarketing process based on shares sold. Currently, the remarketing agent is the only participating broker-dealer. When remarketing the Remarketed Preferred Shares, the remarketing agent canvasses the Remarketed Preferred Shares market and may receive indications of dividend preferences from Remarketed Preferred Shares investors. Based on its assessment of the demand for the Remarketed Preferred Shares as well as other factors, including interest rates and general industry and financial conditions, the remarketing agent determines a non-binding dividend rate for the next dividend period. The remarketing agent then receives buy, tender and hold orders from existing and potential holders. The remarketing agent sets the final dividend rate at the lowest available that would enable the remarketing agent to remarket all of the shares tendered at the Remarketed Preferred Shares liquidation preference of $5,000 per share. For remarketing to be successful, the number of shares bid must meet or exceed the number of shares being offered for sale.

Since February 2008, remarketings have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. If a remarketing fails, the Remarketed Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Remarketed Preferred Share ratings (AAA as of May 31, 2010), is determined to be the maximum rate, initially 110% of the Commercial Paper Rate (generally defined as the 60-day AA/Aa commercial paper rate). The maximum rate increases to 125% of the Commercial Paper Rate on the seventh day after such determination. In addition, existing Remarketed Preferred Shareholders that submit sell orders in a failed remarketing may not be able to sell any or all of the shares for which they have submitted sell orders. Remarketed Preferred Shareholders may sell their shares at the next scheduled remarketing, subject to the same risk that the subsequent remarketing will not attract sufficient demand for a successful remarketing to occur. The next succeeding dividend period following the remarketing failure automatically adjusts to a 7-day period, which continues until the next successful remarketing. Broker-dealers may also try to facilitate secondary trading in the Remarketed Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended May 31, 2010, the dividend rates ranged from 0.150% to 0.438% for Series A, 0.150% to 0.438% for Series B, 0.150% to 0.438% for Series C, 0.150% to 0.438% for Series D and 0.150% to 0.425% for Series E. The 1940 Act requires that the Remarketed Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the Remarketed Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Remarketed Preferred Shares designation statement, each Remarketed Preferred Shareholder is entitled to one vote and Remarketed Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights.

While repeated remarketing fails have affected the liquidity for the Remarketed Preferred Shares, a failed remarketing does not represent a default or loss of capital of the Fund's Remarketed Preferred Shares and the Remarketed Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate." As of May 31, 2010, the Remarketed Preferred Shares of the Fund continue to be AAA rated by its respective rating agencies. Prolonged remarketing failures may increase the cost of leverage to the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash held at the Fund's custodian bank at May 31, 2010.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $89,172,749 and $92,760,828, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.55% of the Fund's average weekly total net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2010, the amount charged to the Fund by DISC aggregated $33,365, of which is $12,731 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,489, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, charges an administration fee for the remarketed preferred shares. For the six months ended May 31, 2010, the amount charged to the Fund by Deutsche Bank Trust Company Americas included in the Statement of Operations under "other" aggregated $9,963, all of which was paid.

D. Line of Credit

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement. Effective April 1, 2010, the Fund has elected not to participate in the revolving credit facility.

E. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Other Information

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Trustees and on such terms as the Trustees may determine.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of DWS Municipal Income Trust (the "Fund") was held on May 24, 2010 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. Election of four Class II Board Members of the Fund (three-year term):

Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	34,397,739	1,012,025
Paul K. Freeman	34,448,263	961,500
William McClayton	34,418,352	991,411
Jean Gleason Stromberg	34,348,165	1,061,598

Election of two Preferred Class Board Members of the Fund (elected annually):

Number of Votes:
	For	Withheld
Ingo Gefeke	39,445	15
Robert H. Wadsworth	39,445	15

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Numbers	Common Shares	23338M 106
	Series A (Preferred Shares)	23338M 205
	Series B (Preferred Shares)	23338M 304
	Series C (Preferred Shares)	23338M 403
	Series D (Preferred Shares)	23338M 502
	Series E (Preferred Shares)	23338M 601

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Philip G. Condon, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1983 and the Fund team in 1998.
•	Over 33 years of investment industry experience.
•	BA and MBA, University of Massachusetts at Amherst.

Michael J. Generazo, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1999 and the Fund in 2010.
•	Over 17 years of investment industry experience.
•	BS, Bryant College; MBA, Suffolk University.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended May 31, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Philip G. Condon	-	Over $1,000,000
Michael J. Generazo	-	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended
May 31, 2010.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Philip G. Condon	8	$9,492,182,464	-	$0
Michael J. Generazo	2	$4,976,327,026	-	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Philip G. Condon	-	$0	-	$0
Michael J. Generazo	-	$0	-	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Philip G. Condon	-	$0	-	$0
Michael J. Generazo	35	$3,765,135,854	-	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a
The Fund may from time to time repurchase shares in the open market at the option of the Board of Trustees and on such terms as the Trustee may determine.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010